PLACEMENT AGENCY AGREEMENT

          THIS AGREEMENT ("AGREEMENT") is made as of the 21st day of October 2004, by and between eMagin Corporation (the "COMPANY") and W.R. Hambrecht + Co., LLC (the "AGENT").

                                   WITNESSETH:

          WHEREAS, the Company desires to consider strategic alternatives available to it which include, but are not limited to, issuing and selling equity of the Company in the amount of $10,772,500.

          WHEREAS, the Agent has offered to assist the Company in identifying potential purchasers of 10,259,524 shares (the "Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock"), and warrants to purchase 5,129,762 shares of Common Stock (the "Warrants", and together with the Shares, the "Securities") and the Company desires to secure the services of the Agent on the terms and conditions hereinafter set forth.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

          All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of October 21, 2004, between the Company and the Purchasers identified on the signature pages thereto.

          1. ENGAGEMENT OF AGENT. The Company hereby appoints the Agent as exclusive agent to procure potential purchasers of the Company's Securities. The Agent, on the basis of the representations and warranties contained herein and in the Securities Purchase Agreement, but subject to the terms and conditions herein and therein set forth, accepts such appointment. This appointment shall be irrevocable for the period commencing as of the date hereof and ending upon the termination of the Agreement in accordance with Section 8 hereof.

          2. DELIVERY AND PAYMENT. Concurrently with the execution and delivery of this Agreement, the Company, the Agent, and JP Morgan Chase Bank as escrow agent (the "Escrow Agent"), shall enter into an Escrow Agreement substantially in the form of Exhibit A attached hereto (the "Escrow Agreement"), pursuant to which an escrow account will be established, at the Company's expense, for the benefit of the Purchasers (the "Escrow Account"). Prior to the Closing Date, (i) each of the Purchasers will deposit an amount equal to the price per Share as shown on the cover page of the Prospectus multiplied by the number of Shares purchased by it in the Escrow Account, and (ii) the Escrow Agent will notify the Company and the Agent in writing whether the Purchasers have deposited in the Escrow Account funds in the amount equal to the number of Shares purchased by them (the "Subscriber's Funds") into the Escrow Account. At the Closing Date, or at such other time on such other date as may be agreed upon by the Company and the Agent but in no event prior to the date on which the Escrow Agent shall have received any or all of the Subscriber's Funds, the Escrow Agent will release the Subscriber's Funds that have been received from the Escrow Account for collection by the Company and the Agent as provided in the Escrow Agreement and the Company shall deliver the Securities to the Purchasers, which delivery may be made through the facilities of the Depository Trust Company.

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          3.  REPRESENTATIONS  AND WARRANTIES OF THE COMPANY. In order to induce the Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

            (a) ACCURACY OF INFORMATION. All information provided by the Company to the Agent regarding the Company is true and does not omit any material fact necessary to make such information, in light of the circumstances under which it was made, not misleading. If, prior to Closing, any event occurs or any event known to the Company relating to or affecting the Company and/or the Agent shall occur as a result of which the information provided to the Agent becomes incorrect or misleading, the Company shall inform the Agent of such occurrence promptly, and will, if requested, confirm such notification in writing.

            (b) NO DEFAULTS. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein, and compliance with the terms of this Agreement do not and will not (i) conflict with or violate any provision of the Company's or the Subsidiary's certificate or articles of incorporation, by-laws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or Subsidiary is a party or by which any property or asset of the Company or Subsidiary is bound or affected, or
(iii) result, in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which the Company or Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or Subsidiary is bound or affected.

            (c) INCORPORATION AND AUTHORIZATION. The Company is duly formed and validly existing and in good standing as a corporation under the laws of the State of its incorporation. The execution and delivery by the Company of this Agreement and the Escrow Agreement and the consummation by it of the transaction contemplated hereby have been duly authorized by all necessary action, and no further consent or action is required by the Company. This Agreement and the Escrow Agreement are the valid, binding and legally enforceable obligations of the Company.

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            (d)  RELIANCE BY AGENT.  The Company  hereby  acknowledges  that the
Agent may rely on the  representations,  warranties  and  covenants set forth in
Articles  III  and  V  of  the   Securities   Purchase   Agreement  as  if  such
representations, warranties and covenants were made to the Agent directly.

          4. AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the Agent as follows:

            (a) The Registration Statement has become effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide a copy of such filing to the Agent promptly following such filing.

            (b) The Company will not, during such period as the Prospectus would be required by law to be delivered in connection with sales of the Securities by an underwriter or dealer in connection with the offering contemplated by this Agreement and the Securities Purchase Agreement, file any amendment or supplement to the Registration Statement or the Prospectus, except as required by law, unless a copy thereof shall first have been submitted to the Agent within a reasonable period of time prior to the filing thereof and the Agent shall not have reasonably objected thereto in good faith.

            (c) The Company will notify the Agent promptly, and will, if requested, confirm such notification in writing, (1) when any post-effective amendment to the Registration Statement becomes effective, but only during the period mentioned in Section 4(b); (2) of any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or for additional information, but only during the period mentioned in Section 4(b); (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, but only during the period mentioned in Section 4(b); (4) of becoming aware of the occurrence of any event during the period mentioned in Section 4(b) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading; and (5) of receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction, but only during the period commencing on the date of this Agreement and ending on the fifth anniversary following the date of this Agreement. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement in connection with the offering contemplated hereby, the Company will make every reasonable effort to obtain the withdrawal of any such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement, pursuant to Rule 430A, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Agent promptly of all such filings.

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
            (d) If, at any time when a Prospectus relating to the Securities is required to be delivered under the Act, the Company becomes aware of the occurrence of any event as a result of which the Prospectus, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Agent, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Agent, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the reasonable judgment of counsel to the Company or counsel to the Agent, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Agent and, subject to Section 4(b) hereof, will promptly prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Agent, without charge, such number of copies thereof as the Agent may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Agent, and the Agent agrees to provide to each Purchaser, prior to the Closing, a copy of the Prospectus and any amendments or supplements thereto.

            (e) The Company will furnish to the Agent and its counsel, without charge, with (i) one copy of the Registration Statement, including financial statements and schedules, and all exhibits thereto and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Agent may reasonably request.

            (f) The Company will comply with all the undertakings contained in the Registration Statement.

            (g) Prior to the sale of the Securities to the Purchasers, the Company will cooperate with the Agent and its counsel in connection with the registration or qualification of the Securities for offer and sale under the state securities or blue sky laws of such jurisdictions as the Agent may reasonably request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

            (h) The Company will apply the net proceeds from the offering and sale of the Securities in the manner set forth in the Prospectus under the caption "Use of Proceeds."

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

            (i) The Company will use its best efforts to ensure that the Securities are listed on AMEX at the time of the Closing.

            (j) For a period of two years from the Closing Date, the Company will furnish to the Agent, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Securities, other than any such reports or communications filed with the Commission pursuant to the Commission's EDGAR system.

            (k) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Common Stock to facilitate the sale or resale of any of the Securities.

          5. AGENT'S FEE; EXPENSES.

            (a) The Company shall pay the Agent a cash fee equal to six percent (6%) of the gross proceeds received by the Company from the sale of the Securities as set forth on the cover page of the Prospectus; provided such subscriptions are accepted by the Company.

          (b) Whether or not the transactions contemplated by this Agreement or the Securities Purchase Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement or the Securities Purchase Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement (including each pre- and post-effective amendment thereto) and exhibits thereto, each Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, including all fees, disbursements and other charges of counsel to the Company, (2) the preparation and delivery of the Warrants and the certificates representing the Warrant Shares and the Shares,
(3) furnishing (including costs of shipping and mailing) such copies of the Registration Statement (including all pre- and post-effective amendments thereto), the Prospectus and any Preliminary Prospectus, and all amendments and supplements to the Prospectus, as may be requested for use in connection with the direct placement of the Securities, (4) the listing of the Securities on AMEX, (5) any filings required to be made by the Agent with the NASD, and the fees, disbursements and other reasonable charges of counsel for the Agent in connection therewith (6) the registration or qualification of the Securities for offer and sale under the securities or blue sky laws of such jurisdictions designated by the Agent, including the reasonable fees, disbursements and other charges of counsel to the Agent in connection therewith and the preparation and printing of preliminary, supplemental and final blue sky memoranda, (7) fees, disbursements and other charges of counsel to the Company, and (8) fees and disbursements of the Accountants incurred in delivering the letter(s) described in Section 6(f) below and the fees of the Escrow Agent. The Company shall reimburse the Agent, on a fully accountable basis, for all reasonable travel, legal and other out-of-pocket expenses; provided, however that the Company shall not be obligated to reimburse the Agent for any costs and expenses to the extent that the aggregate amount of such costs and expenses exceeds $50,000 without the Company's prior written consent.

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          6.   CONDITIONS TO THE  OBLIGATIONS OF THE AGENT.  The  obligations of the Agent hereunder are subject to the following conditions:

            (a) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall be pending or threatened by any securities or other governmental authority (including, without limitation, the Commission), (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or blue sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by any securities or other governmental authority (including, without limitation, the Commission), (iii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Agent and the Agent did not object thereto in good faith, and the Agent shall have received certificates of the Company, dated the Closing Date and signed by the President and Chief Executive Officer or the Chairman of the Board of Directors of the Company, and the Chief Financial Officer of the Company, to the effect of clauses (i), (ii) and (iii).

            (b) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Agent any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Securities to Purchasers at the public offering price.

            (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which litigation or proceeding is reasonably expected by management to have a Material Adverse Effect.

            (d) Each of the representations and warranties of the Company contained herein and in the Securities Purchase Agreement shall be true and correct in all material respects at the Closing Date, as if made on such date, and all covenants and agreements herein contained and in the Securities Purchase Agreement to be performed on the part of the Company and all conditions herein contained and in the Securities Purchase Agreement to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with in all material respects.

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

            (e) The Agent shall have received an opinion, dated the Closing Date (or such other date as may be set forth in a representation or warranty), of Sichenzia Ross Friedman Ference LLP, as counsel to the Company, in form and substance reasonably satisfactory to the Agent.

            (f) At the Closing Date, the Accountants shall have furnished to the Agent a letter, dated the date of its delivery (the "Letter"), addressed to the Agent and in form and substance satisfactory to the Agent, confirming that (i) they are independent public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations; (ii) in their opinion, the financial statements and any supplementary financial information included in the Registration Statement and examined by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations; (iii) on the basis of procedures, not constituting an examination in accordance with generally accepted auditing standards, set forth in detail in the Original Letter, a reading of the latest available interim financial statements of the Company, inspections of the minute books of the Company since the latest audited financial statements included in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in the Letter to a date not more than five days prior to the date of the Letter, nothing came to their attention that caused them to believe that: (A) as of a specified date not more than five days prior to the date of the Letter, there have been any changes in the capital stock of the Company or any increase in the long-term debt of the Company, or any decreases in net current assets or net assets or other items specified by the Agent, or any increases in any items specified by the Agent, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in the Letter; and (B) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (A), there were any decreases in revenues or the total or per share amounts of net income or other items specified by the Agent, or any increases in any items specified by the Agent, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Agent, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in the Original Letter; and (iv) in addition to the examination referred to in their reports included in the Prospectus and the procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agent, which are derived from the general accounting, financial or other records of the Company, as the case may be, which appear in the Prospectus or in Part II of, or in exhibits or schedules to, the Registration Statement, and have compared such amounts, percentages and financial information with such accounting, financial and other records and have found them to be in agreement.

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          (g) At the  Closing  Date,  there  shall be  furnished  to the Agent a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Agent to the effect that each signer has carefully examined the Registration Statement and that to each of such person's knowledge:

               (i) As of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

               (ii) Each of the representations and warranties of the Company contained in this Agreement and the Securities Purchase Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

              (iii) Each of the covenants required herein and in the Securities Purchase Agreement to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

              (iv)   No  stop  order   suspending  the   effectiveness   of  the
Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission.

              (v) Subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change.

            (h) The Securities shall be qualified for sale in such states as the Agent may reasonably request, and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject.

            (i) The Company shall have furnished or caused to be furnished to the Agent such certificates, in addition to those specifically mentioned herein, as the Agent may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date of the representations and warranties of the Company as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Agent.

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
            (j) Each officer and director of the Company listed on Exhibit B hereto has delivered to the Agent an agreement in the form of Attachment A hereto to the effect that he or she will not, for a period of 60 days after the date hereof, without the prior written consent of the Agent, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of capital stock, directly or indirectly, of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company; provided, however, that K.C. Park may sell 150,000 shares.

            (k) The Company has delivered to the Agent an agreement in the form of Attachment B hereto to the effect that it will not, for a period of 60 days after the date hereof, without the prior written consent of the Agent, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of capital stock of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company, except with respect to (i) up to an additional $3 million of securities that may be directly placed by the Company with its existing shareholders, within 45 days from the date hereof, on the same terms and conditions as the sale of the Securities pursuant to the Securities Purchase Agreement, (ii) the issuance of shares to legal counsel for services rendered or to be rendered, and (iii) the issuance of shares of Common Stock upon the exercise of stock options and warrants outstanding as of the date hereof the and the issuance of Common Stock or stock options under any benefit plan of the Company.

          7. NON-CIRCUMVENTION. The Company agrees to maintain the confidentiality of the Agent's clients, except as required by applicable law. Such clients shall be those entities or individuals that the Agent has procured for investment in the Company, which are identified on Schedule 7 hereto.

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
          8. INDEMNIFICATION.

            (a) The Company shall indemnify and hold harmless the Agent, the directors, officers, employees and agents of the Agent and each person, if any, who controls the Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages, joint or several, (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which it, or any of them, may become subject under the Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on
(i) any untrue  statement  or alleged  untrue  statement  made by the Company in
Section 3 of this Agreement or the Securities Purchase Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in
(A) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus and
(B) any application or other document, or any amendment or supplement thereto, executed by the Company based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application"), or
(iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or any supplement to the Registration Statement or the Prospectus or any Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Securities in the public offering to any person and is based solely on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Agent furnished in writing to the Company by the Agent expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus; and provided further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Agent (or any person controlling such Agent) from whom the person asserting any such loss, claim, damage, liability or action purchased Securities which are the subject thereof to the extent that any such loss, claim, damage or liability (i) results from the fact that such Agent failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 4(d). This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Agent (which will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Agent or any person who controls such Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Agent and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

            (b) The Agent will indemnify and hold harmless the directors, officers, employees and agents of the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Agent, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Agent furnished in writing to the Company by the
Agent expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Agent might otherwise have. The Company acknowledges that, for all purposes under this Agreement, the statements set forth under the heading "Plan of Distribution" in any Preliminary Prospectus and the Prospectus constitute the only information relating to the Agent furnished in writing to the Company by the Agent expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus.

            (c) Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that a conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party that would prevent the counsel selected by the indemnifying party from representing the indemnified party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. The Company will not, without the prior written consent of the Agent (which consent will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not the Agent or any person who controls the Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Agent and each such controlling person from all liability arising out of such claim, action, suit or proceeding. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

            (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Agent, the Company and the Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Agent such as persons who control the Company within the meaning of the Act or the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Agent may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other. The relative benefits received by the Company on the one hand and the Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting Company expenses) received by the Company as set forth in the table on the cover page of the Prospectus bear to the fee received by the Agent hereunder. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Agent on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purpose of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8(d), the Agent shall not be required to contribute any amount in excess of the fee received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), any person who controls a party to this Agreement within the meaning of the Act or the Exchange Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          7. TERMINATION.

            (a) The obligations of the Agent under this Agreement may be terminated at any time prior to the Closing Date, by notice to the Company from the Agent, without liability on the part of the Agent to the Company if, prior to delivery and payment for the Securities, in the sole judgment of the Agent
(i) trading in the Common Stock of the Company shall have been suspended by the Commission or by the AMEX, (ii) trading in securities generally on the AMEX shall have been suspended or limited or minimum or maximum prices shall have been generally established on any of such exchanges, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchanges or by order of the Commission or any court or other governmental authority,
(iii) a general banking moratorium shall have been declared by Federal or New York State authorities, or (iv) any material adverse change in the financial or securities markets in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Agent, impracticable or inadvisable to market the Securities on the terms and in the manner contemplated by the Prospectus.

            (b) The obligations of the parties under this Agreement shall be automatically terminated in the event that notice is given to the Escrow Agent as determination prior to the close of business on the date scheduled for receipt of the Subscriber's Funds, that the Subscriber's Funds have not been deposited by the Purchasers into the Escrow Account by the close of business on the Closing Date.

            (c) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to Section 8(b)), or if the sale of the Securities provided for herein and in the Securities Purchase Agreement is not consummated because any condition to the obligations of the Agent set forth herein or therein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or therein or comply with any provision hereof or thereof, the Company will, subject to demand by the Agent, reimburse the Agent for all out-of-pocket expenses incurred in connection herewith.

          8. BEST EFFORTS. The Company expressly acknowledges and agrees that Agent's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by Agent to purchase any securities and does not ensure the successful placement of any securities or any portion thereof or the success of Agent with respect to securing any other financing on behalf of the Company.

          9. MISCELLANEOUS.

            (a) NOTICE. Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

            If to Company:        eMagin Corporation
                                  2070 Route 52
                                  Hopewell Junction, New York 12533
                                  Attn:  Gary Jones
                                  Fax:   (845) 838-7901

Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

            If to the Agent:      W.R. Hambrecht + Co., LLC
                                  539 Bryant Street, Suite 100
                                  San Francisco, CA 94107
                                  Attn: John Schneider
                                  Fax:  (415) 551-3242

            (b) GOVERNING LAW. The validity, interpretation, and construction of this Agreement will be governed by the laws of the State of New York.

            (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

            (d) CONFIDENTIAL INFORMATION. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.


                                            EMAGIN CORPORATION.

                                        By: /s/John Atherly
                                            ------------------------------------
                                            Name:  John Atherly
                                            Title: Chief Financial Officer



                                            W.R. HAMBRECHT + CO., LLC


                                        By: Kenneth Bochat
                                            ------------------------------------
                                            Name:Kenneth Bochat
                                            Title:Senior Managing Director